                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-4452) of Eagle USA Airfreight, Inc. of our report dated November 22, 1996 appearing on page F-2 of this Annual Report on Form 10-K.





PRICE WATERHOUSE LLP
Houston, Texas
December 18, 1996